UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  March 31, 2006

CORUMEL MINERALS CORP.
(Exact name of registrant as specified in its chapter)

Nevada	000-50429	33-1059313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
575 Madison Avenue, 10th Floor, New York, New York		10022-2511
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 937-8442

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01. Entry into a Material Definitive Agreement.

On March 31, 2006, Corumel Minerals Corp. (“Corumel”) signed an Asset Purchase Agreement with RCA Resources Corporation (“RCA”) for the purchase and sale of all the assets of RCA for an acquisition cost of $64 million.

Pursuant to the terms of the Asset Purchase Agreement, Corumel acquired all of the assets of RCA pertaining to RCA’s mineral exploration business, including, among others, the assets listed in Schedule “A” of the Asset Purchase Agreement, and all other documents and information related to these assets.

The assets include (1) a 100% interest in Lobaye Gold SARL, a limited liability company registered under the laws of the Central African Republic, (2) three general exploration licenses for three specific regions in the Central African Republic for a validity period of three years for gold and diamond prospecting, (3) a lease agreement for industrial mining equipment, (4) mining equipment as listed in more detail in Schedule “A” of the Asset Purchase Agreement, and (5) the assignment of $1,265,388 in loans made by RCA to Lobaye Gold SARL.

The lease agreement for industrial mining equipment provides that certain equipment is being leased to Lobaye Gold SARL for a term of two years, beginning on April 1, 2006 and expiring on March 31, 2008, at a net monthly basic rent of $150,000.

See Exhibit 10.2 - Asset Purchase Agreement and Exhibit 10.3 - Lease Agreement for Industrial Mining Equipment both attached to this Current Report for more details.

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As consideration for the assets, Corumel issued 80 million restricted shares of Common Stock to RCA. Prior to the issuance, Corumel had 9,270,500 shares of common stock issued and outstanding, which are quoted on the OTCBB under the symbol “CORU”. As a result of the acquisition of the assets and the issuance of shares as consideration for the assets, there was a change in control of Corumel. See Item 5.01 below for more information.

Item 1.02. Termination of a Material Definitive Agreement.

As a result of the signing of the Asset Purchase Agreement, as discussed in Item 1.01 above, the Letter of Intent, signed by the parties on October 27, 2005, was formally terminated. On March 31, 2006, the board of directors approved the termination of Letter of Intent.

Pursuant to the terms of the Letter of Intent, the parties had agreed that Corumel and RCA would merge together to form a new Nevada corporation, with each shareholder of both Corumel and RCA receiving one common share in the capital of the new corporation for each common share held in either the capital of Corumel or RCA. Although the Letter of Intent was signed, certain closing conditions were never satisfied, including the elimination of all known liability of RCA not incurred in the ordinary course of business and the preparation of audited financial statements of RCA. The board of directors deemed it in the best interest of Corumel and its shareholders to terminate the Letter of Intent and to enter into the Asset Purchase Agreement described under Item 1.01 above.

See Exhibit 10.1 - Letter of Intent for more details.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Corumel is in the process of determining what information, if any, needs to be filed with respect to the acquisition. Information required to be provided under Item 2.01(f) along with the required financial information will be provided in Corumel’s Form 8-K/A and will be keyed to the Item numbers of Form 10-SB as would be required if Corumel was filing a general form for registration of securities on Form 10-SB.

Item 5.01. Changes in Control of Registrant.

On March 31, 2006, there was a change in control in the voting shares of Corumel. The basis of the change in control was a change in the controlling shareholder.

RCA Resources Corporation acquired a controlling interest by transferring its assets to Corumel pursuant to the terms and conditions of the Asset Purchase Agreement. As consideration for the assets, RCA received 80 million restricted shares of Common Stock, which represents 89.6% of the issued and outstanding shares of Common Stock in the capital of Corumel. RCA is a private corporation incorporated under the laws of Nevada, which is beneficially owned by 1,350 shareholders with no shareholder beneficially owning 5% or more of the issued and outstanding shares in the capital of RCA, with the exception of Chris Roth who beneficially owns 21.3% and Didier Llinas who beneficially owns 7.84%, Urbain Randall who beneficially owns 3.36% of the issued and outstanding shares in the capital of RCA.

Prior to the acquisition of the assets and issuance of shares as consideration for the assets, as disclosed in Item 1.01 above, no shareholder beneficially owned 5% or more of the issued and outstanding shares of Common Stock.

Item 7.01. Regulation FD Disclosure.

Limitation on Incorporation by Reference: In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3 is incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Financial Statements of Lobaye Gold SARL - to be provided in Corumel’s Form 8-K/A.

(b) Pro Forma Financial Information

To be provided in Corumel’s Form 8-K/A.

(c) See (a) and (b) of this Item 9.01.

(d)  Exhibits

Exhibit	Description
10.1
Letter of Intent dated October 27, 2005 between Corumel Minerals Corp. and RCA Resources Corporation, filed as an Exhibit to Corumel’s Form 8-K (Current Report) filed on October 28, 2005 and incorporated herein by reference.
Filed
10.2	Asset Purchase Agreement dated March 31, 2006 between Corumel Minerals Corp. and RCA Resources Corporation.	Included
10.3	Lease Agreement for industrial mining equipment dated December 15, 2005 between RCA Resources Corporation and Lobaye Gold SARL.	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Corumel Minerals Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

CORUMEL MINERALS CORP.

Dated: March 31, 2006                               By: /s/ Chris Roth
Chris Roth - CEO & President

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EXHIBIT 10.1

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THIS ASSET PURCHASE AGREEMENT made on the 31st day of March, 2006,

B E T W E E N:

CORUMEL MINERALS CORP., a company incorporated under the laws of Nevada and with an executive office at 575 Madison Avenue, 10th Floor, New York, New York, 10022-2511

(the “Company”)

A N D:

RCA RESOURCES CORPORATION, a company incorporated under the laws of Nevada with an executive office at c/o BP 1349, Rue de la Republique, Bangui, Central Africa Republic

(the “Vendor”)

WHEREAS:

A. The Vendor is a mineral exploration company and is the beneficial owner, through its wholly-owned subsidiary, of mineral exploration rights to certain mineral properties located in the Central Africa Republic.

B. The Vendor wishes to sell, and the Company wishes to purchase, the Assets from the Vendor.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements contained herein, $10.00 and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are acknowledged, the parties hereto agree with each other as follows:

Interpretation

1.  The definitions in the recitals are part of this agreement.

2.  In this agreement:

a.
“Assets” mean all the assets pertaining to the Vendor’s mineral exploration business, including, among others, the assets listed in Schedule “A” attached to this agreement, and all other documents and information related to these assets.

b.	“Effective Date” means March 31, 2006.

c.	“Shares” means the 80 million common shares in the capital of the Company to be issued to the Vendor.

Terms and Conditions of the Asset Purchase

Acquisition of Assets

3.  The Vendor will transfer all of his right, title and interest in the Assets to the Company at closing so that the Company becomes the sole beneficial and legal owner of the Assets as of the Effective Date.

Purchase Price

4.  The Purchase Price for the Assets is US$ 64,000,000 in the lawful currency of the United States.

Payment of Purchase Price

5.  As consideration for the purchase and sale of the Assets and as payment of the purchase price, the Company will issue and deliver the Shares to the Vendor.

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Assignment in Trust

6.  It is acknowledged that as of the Effective Date the Vendor will have transferred, assigned and set over to the Company all of the right, title, benefit and interest of the Vendor in the Assets, and that, with respect to those Assets of which the transfer of legal ownership has not yet been affected, the Vendor will hold such Asset or Assets in trust for the Company and the benefits derived thereunder will be for the account of the Company.

Closing

7.  At closing, the Vendor will deliver all the documents and information relating to the Assets, including any documents required for the transfer of any Assets.

8.  At closing, the Company will deliver the following:

a.	a copy of all corporate documents required for the acquisition of the Assets, including the director’s resolutions approving the payment of the purchase price for the Assets; and

b.	the share certificate representing the Shares.

Representations and Warranties

The Company

9.   The Company represents and warrants as follows to the Vendor, and the Company acknowledges and confirms that the Vendor is relying upon such representations and warranties in connection with the purchase by the Company of the Shares:

a.	It is a company formed and in good standing under the laws of Nevada.

b.	It has the legal capacity and authority to make and perform this agreement.

c.	The signing of this agreement and the performance of its terms have been duly authorized by all necessary corporate actions including the resolution of the board of directors of the Company.

d.	Any shares issued pursuant to the terms of this agreement will be subject to the trading restrictions set out in Section 15.a.

10.  The representations and warranties contained in Section 9 are provided for the exclusive benefit of the Vendor, and a breach of any one or more thereof may be waived by the Vendor in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty; and the representations and warranties contained in Section 9 will survive the signing of this agreement.

The Vendor

11.  The Vendor represents and warrants as follows to the Company and acknowledges and confirms that the Company is relying on such representations and warranties in connection with its purchase of the Assets:

a.	The Vendor is a company formed and in good standing under the laws of Nevada.

b.	The Vendor has the legal capacity and authority to make and perform this agreement.

c.	The Vendor has the authority to transfer the Assets as described in this agreement.

d.
The Vendor is and will be, at the time of transfer of the Assets to the Company, the recorded holder and beneficial owner of the Assets, free and clear of all liens, encumbrances, assignments, mortgages, actions, and charges of any kind held by any person or persons, corporations, or government bodies against the Assets, and no taxes or payments are due in respect of any thereof.

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e.
No person other than the Company has any proprietary right, present or future, contingent or absolute, to purchase any or all of the Assets and there are no outstanding agreements or options to acquire or purchase the Assets or any portion thereof, and no person has any royalty or other interest whatsoever in the development and use of the Assets.

f.	There is no adverse claim or challenge against or to the ownership of or title to the Assets, nor, to the knowledge of the Vendor, is there any basis therefor.

g.	The Vendor is not in default with respect to any judgement, order, notice, writ, injunction, decision, ruling, decree or award of any government body, and there are no:

i.
actions, suits, claims, trials, demands, investigations, arbitrations, enquiries or other proceedings commenced or pending, or to the knowledge of the Vendor, threatened against, with respect to, or affecting in any manner, the Vendor or its Assets, and the Vendor has no reasonable grounds to believe that there is any basis for such action, proceeding, or enquiry, which might now or hereafter constitute an encumbrance upon any of the Assets; and

ii.	outstanding judgements, orders, decrees, writs, injunctions, decisions, rulings, or awards against, with respect to, or in any manner affecting the Vendor or the Assets.

h.	Neither the execution nor the delivery of this agreement nor the completion of the transactions contemplated by this agreement will:

i.	result in the creation of an encumbrance on the Assets; or

ii.
result in any fees, duties, taxes, assessments, or other amounts relating to the Assets becoming due or payable other than social services tax payable in respect of the transfer of the Assets or any other payments to be made under this agreement.

i.	Neither the Vendor nor the Assets are a party to or bound by any material contract except for the material contracts listed in Schedule “A”.

j.
The Vendor has made or caused to made due inquiry with respect to each covenant, agreement, obligation, representation and warranty contained in this agreement, the Schedule and any certificates or other documents referred to in this agreement or furnished to the Company pursuant to this agreement, and none of the aforesaid covenants, agreements, obligations, representations, warranties, Schedule, certificates or documents contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading.

12.  The representations and warranties contained in Section 11 are provided for the exclusive benefit of the Company, and a breach of any one or more thereof may be waived by the Company in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty; and the representations and warranties contained in Section 11 will survive the signing of this agreement.

Covenants and Acknowledgements

13.  The Vendor covenants with the Company that:

a.
The Vendor will take or cause to be taken all proper steps, actions, and corporate proceedings by the Vendor to enable the Vendor to transfer to the Company good and marketable title in the Assets, free and clear of all encumbrances.

b.	The Vendor will relinquish possession of the Assets to the Company on Closing.

c.	The Vendor will sign and deliver all such documents and other instruments as are required to be signed and delivered by the Vendor pursuant to this agreement.

14.  The Company covenants with the Vendor that:

a.
The Company will take or cause to be taken all proper steps, actions, and corporate proceedings to enable it to fulfill its obligations under this agreement, including the issuance of the Shares to the Vendor.

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b.	The Company will sign and deliver all such documents and other instruments as are required to be signed and delivered by the Company pursuant to this agreement.

15.  The Vendor acknowledges and understands that:

a.
that each certificate evidencing the Shares issued to the Vendor and any other securities issued on any stock split, stock dividend, recapitalization, merger, consolidation, or similar event will be restricted from transfer in accordance with all applicable laws and with the Articles of the Company and may be imprinted with the required legends;

b.
restrictions on the transfer, sale or other subsequent disposition of such Shares by the Vendor may be imposed by securities laws in addition to any restrictions imposed pursuant to Section 15.a. above;

c.
the Vendor has been advised by the Company that he should consult his own legal adviser before disposing of all or any part of any Shares that may be issued to the Vendor pursuant to this agreement to avoid breach of relevant securities laws, regulations and policies;

d.
the Vendor has been given an adequate opportunity to ask questions of, and receive answers from, the officers of the Company concerning the issuance of the Shares and to obtain such additional information as the Vendor deems necessary in order to evaluate the Shares as an investment in the Company and the Company has provided all information requested by the Vendor;

e.	neither the Company nor any director of the Company has made any representation about the present or future value of the Shares; and

f.
the Vendor has been advised that the business of the Company is in a start-up phase and acknowledges that there is no assurance that the Company will raise sufficient funds to adequately capitalize the business or that the business will be profitable in the future.

16.  The parties acknowledge that they have each entered into this agreement relying on the representations, warranties, covenants and agreements of the other party and other terms and conditions of this agreement and that no information which is now known, which may become known, or which could upon investigation have become known to the other parties or any of their present or future officers, directors or professional advisors will in any way limit or extinguish any rights any of them may have against the other.

Indemnification

Indemnification by the Vendor

17.  The Vendor will indemnify the Company from any and all debts or liabilities arising out of or from the Assets prior to the Effective Date.

18.  The Vendor covenants and agrees to indemnify and save harmless the Company of and from any loss whatsoever arising out of, under or pursuant to:

a.	any loss suffered by the Company as a result of any breach of any representation, warranty or covenant of the Vendor contained in this Agreement;

b.	all claims, demands, costs and expenses (including legal fees, disbursements and charges on a solicitor and his own client basis) in respect of the foregoing.

Indemnification by the Company

19.  The Company covenants and agrees to indemnify and save harmless the Vendor of and from any loss whatsoever arising out of, under or pursuant to:

a.	any loss suffered by the Vendor as a result of any breach of any representation, warranty or covenant of the Company contained in this agreement; and

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b.	all claims, demands, costs and expenses (including legal fees, disbursements and charges on a solicitor and his own client basis) in respect of the foregoing.

General

20.  Time is of the essence of this agreement.

21.  This agreement is governed by the laws of Nevada and must be litigated in the courts of Nevada.

22.  Any notice that must be given or delivered under this agreement must be in writing and delivered by hand to the address or transmitted by fax to the fax number provided by the party and is deemed to have been received when it is delivered by hand or transmitted by fax unless the delivery or transmission is made after 4:00 p.m. or on a non-business day where it is received, in which case it is deemed to have been delivered or transmitted on the next business day. Any payments of money must be delivered by hand or wired as instructed in writing by the receiving party. Any delivery other than a written notice or money must be made by hand at the receiving party’s address.

23.  This agreement constitutes the entire agreement between the parties and supersedes all previous communications, representations and agreements, whether oral or written, between the parties with respect to the subject matter of this agreement.

24.  The Vendor may not assign this agreement or any part of it to another party.

25.  Any amendment of this agreement must be in writing and signed by the parties.

26.  This agreement enures to the benefit of and binds the parties and their respective successors, heirs and permitted assignees.

27.  No failure or delay of any party in exercising any right under this agreement operates as a waiver of the right. That party’s rights under this agreement are cumulative and do not preclude that party from relying on or enforcing any legal or equitable right or remedy.

28.  If any provision of this agreement is or becomes invalid, illegal or unenforceable in any respect in any jurisdiction then such provision will be severed in that jurisdiction. The remaining provisions of this agreement will continue to be valid, legal and enforceable. The severed provision will also continue to be valid, legal and enforceable in all other jurisdictions where the validity, legality and enforceability of such severed provisions is not affected or impaired.

29.  The representations, warranties, indemnities, covenants and agreements made by the parties each to the other in or pursuant to this agreement will survive the Closing of the transaction and will accrue for the benefit of the respective parties notwithstanding such Closing, and regardless of any investigation by or on behalf of the respective parties with respect thereto, will continue in full force and effect for the benefit of the respective parties.

30.  This agreement may be signed in counterparts and delivered to the parties by fax, and the counterparts together are deemed to be one original document.

The parties’ signatures below are evidence of their agreement as of the Effective Date.

Corumel Minerals Corp. Per: /s/ Chris Roth Authorized Signatory	RCA Resources Corporation Per: /s/ Didier Llinas Authorized Signatory

--

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Schedule “A”

Schedule “A” to the asset purchase agreement dated March 31, 2006 between Corumel Minerals Corp. and RCA Resources Corporation

(Number of pages: 2)

List of Assets

▪	100% interest in Lobaye Gold SARL, a limited liability company registered under the laws of the Central African Republic.

▪	Three general exploration licenses for gold and diamond prospecting for a validity period of three years for the regions of Guingala, Amada-Gaza and Abba all in southwestern Central African Republic.

▪	Assignment of $1,265,388 in loans made by RCA Resources Corporation to Lobaye Gold SARL.

▪	Material contracts.

1.	Lease Agreement for industrial mining equipment dated December 15, 2006, between RCA Resources Corporation and Lobaye Gold SARL.

▪	Mining Equipment
Number
Excavator Kumatsu 26 Ton with spare-parts 2002 PC 240LC-7 High Cabin, multiarm, 2 cubic metre basket/4.5 ton	1
Wheel-Loader Komatsu with spare-parts 1999 WA740-3 big basket	1
Mercedes-Benz Kipper Trucks 35Ton (6 x 6)	2
Excavator Kumatsu 35 Ton 1997 PC 340, High-pressure cabin, multiarm, 2.8 m3/5 ton	1
Wheel-Loader Komatsu 1997 WA740-3 small basket	1
Mercedes-Benz Kipper Trucks 26Ton (6 x 6)	2
Landrover Range Rover 4x4	1
Toyota Landcruiser 4x4	1
Petrol-Truck 10,000 litres	1
Renault R5	1
Bed-Loader with Truckengine	1
Backup Generator 165 KwH	1
Toolbox Komathsu	1
Box for toolbox	1
Tools (Laboratory)	1
Toolbox (general purpose)	1
Material Gold/Platinum/Palladium Foundry	1
Smelting/purification/bullionforms	1
Diamond/Geol. Soft- and Hardware	1
HP Pavillion Notebook with geol Software	1
SAT-BGAN Modem	1
12 pumps, 12 vibrating engines	12
Container (40 foot)	1
Waste-Disposal Truck with Container	1
20 litre Containers (Bidons)	80
Water-pumps with engine	14
Diesel Electicity Generator	1

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Compressor (high-pressure air)	1
Tool-Bank	1
Roof-Air-Conditioning Unit	1
Scale (60 kg)	1
Truck-Spare Tires	8
Mech. Spare Parts (trucks, engines etc.)	1
Conveyer-Belt 25 metres long	1
Fan-Belts - (1 cubic metre)	1
Electrical Engines (for pumps, wash-plant etc.)	14
Car-/Truck jack Platform (Garage) - 3 ton	1

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EXHIBIT 10.3

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LEASE AGREEMENT

THIS LEASE AGREEMENT dated as of the 15th day of December, 2005,

BETWEEN:

RCA RESOURCES CORPORATION, a company incorporated under the laws of Nevada and having its executive office at 575 Madison Avenue, 10th Floor, New York, New York, 10022-2511

(“RCA”)

AND:

LOBAYE GOLD SARL, a limited liability company incorporated in the Republic of Central Africa and having its executive office at Rue de L’Independence. B.P. 1084, Bangui, Republic of Centralafrica

(“Lobaye”)

WHEREAS:

A.	RCA is the registered owner of certain equipment as more particularly described in Schedule “A” attached to this lease agreement (the “Equipment”);

B. RCA and Lobaye are desirous of entering into a lease agreement for the Equipment;

NOW THEREFORE THIS LEASE AGREEMENT WITNESSES that in consideration of the mutual covenants, agreements, representations and warranties and of the consideration hereinafter contained, the parties agree as follows:

1. Lease. RCA demises and leases unto Lobaye and Lobaye takes and rents the Equipment in accordance with the terms and conditions of this lease agreement.

2. Term. Lobaye will have and hold the Equipment for and during the term of two years commencing on the 1st day of April, 2006, and from thenceforth next ensuing and fully to be completed and ended on the 31st day of March, 2008.

3. Rent. Lobaye will pay during the term of this lease agreement the net monthly basic rent of US$150,000 by monthly instalments in advance on the first day of each and every month in consecutive monthly instalments (the “Rent”), the first such monthly instalment to be paid on 1st day of April, 2006, and subsequent instalments will be paid on the first day of each and every month during the term demised.

4. Net Lease. Except as expressly otherwise provided in this lease agreement, Lobaye agrees that this lease agreement is to be absolutely net to RCA, that the Rent and all other charges provided to be paid to RCA hereunder will be absolutely net to RCA without set-off, variation or deduction and that all costs, expenses and obligations of every kind and nature whatsoever relating to the Equipment will be paid by Lobaye.

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5. Insurance. Lobaye covenants that it will, during the whole of the term of this lease agreement or any overholding, carry public liability insurance in the name of RCA and Lobaye, and keep them insured against all legal liability for damages to persons or property caused by the ownership, maintenance, use or occupancy of the Equipment, or by reason of the conduct of any business carried on therein, with solvent insurance companies licensed, in which will not be less than US$1,000,000.00 inclusive of bodily injury or death to two or more persons in any one accident, and property damage. Lobaye will at all times provide RCA with a certificate or certificates of validly subsisting insurance.

6. Charges. Lobaye will pay, or cause to be paid, all charges, if any, for registration and insurance, or other similar service used, rendered or supplied upon or in connection with the Equipment throughout the term of this lease agreement and will pay all charges or costs in respect of maintenance and repair of the Equipment, and will indemnify RCA and save it harmless from and against any liability or damage on such account.

7. Access to Equipment. Lobaye will permit RCA and authorized representatives of RCA access to the Equipment at all reasonable times during usual business hours, for the purpose of inspecting the same and of ascertaining whether Lobaye has failed or neglected to perform any act which it is required to perform under the provisions of this lease agreement, and also RCA will be permitted to enter as aforesaid for the purpose of making any necessary repairs to the Equipment and performing any work therein, which Lobaye has failed to do, that may be necessary to comply with any applicable and valid law, ordinance, rules or regulations, or of any public authority, or any similar body, or to comply with the requirements of insurance policies then in force with respect to the Equipment. Nothing herein will imply any duty upon the part of RCA to do or to pay for any work which under any provision of this lease agreement Lobaye may be required to perform, and the performance thereof by RCA if Lobaye does not perform the same after demand will not constitute a waiver of Lobaye’s default in failing to perform the same.

8. Quiet Enjoyment. Lobaye upon paying the Rent and all other charges herein provided for, and observing and keeping the covenants, agreements and conditions of this lease agreement on its part to be kept, will be entitled to lawfully and quietly enjoy, hold, occupy, control and manage the Equipment during the term of this lease agreement without hindrance or molestation of RCA, or any person or persons claiming under RCA, save as expressly provided by this lease agreement.

9. Default and Termination. If, during the term of this lease agreement, or any renewal, Lobaye will make any assignment for the benefit of creditors, or if Lobaye, becoming bankrupt or insolvent will take the benefit of any legislation that may be in force for bankrupt or insolvent debtors, or if a receiver or receiver-manager is appointed with respect to the assets and affairs of Lobaye, then RCA may give Lobaye written notice of intention to end the term of this lease agreement on a date specified by RCA in the said notice which date will not be less than 30 days after the said notice is given and if on the date so specified the event of default will still continue the then current month’s rent and three months additional rent will thereupon immediately become due and payable and the term of this lease agreement and all right, title and interest of Lobaye hereunder will thereupon expire as fully and completely as if the said specified date were the date herein specifically fixed for the expiration of the term of the lease agreement, and Lobaye will then quit and surrender the Equipment to RCA, and in any such case it will be lawful for RCA at any time after the said termination date re-enter into and upon the Equipment, or any part thereof and repossess and enjoy it as before.

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If, during the term of this lease agreement, or any renewal thereof, Lobaye will make default in the payment of the Rent, and if such default will continue for 15 days after notice thereof by RCA, this lease agreement will, at the option of RCA, cease and come to an end on a date to be specified in the said notice, which date will not be less than 30 days after the delivery of such notice, and Lobaye will then quit and surrender the Equipment to RCA.

If, during the term of this lease agreement or any renewal thereof Lobaye will make default in fulfilling any of the other covenants in this lease agreement and such default will continue for 15 days after written notice thereof by RCA to Lobaye, Lobaye fails to proceed promptly and with all due diligence to cure such default after the service of notice by RCA of such default, then and in any such case, unless the default upon which said notice was based has been cured in the meantime this lease agreement will cease and come to an end on a day to be specified in the said notice, which date will not be less than 30 days after delivery of such notice, Lobaye will then quit and surrender the Equipment to RCA. In the event of a default which is capable of being cured but which cannot with due diligence be cured within a period of 15 days, the 15 day period will be extended for such time as will allow Lobaye proceeding promptly and with all due diligence a reasonable opportunity to cure such default.

10. Surrender. Upon termination of this lease agreement for any reason whatever, except upon the sale of the said Equipments by RCA to Lobaye, Lobaye will surrender to RCA, the Equipment, together with all alterations and replacements and additions thereof in good order, condition and repair, including all improvements, but with the exception of any and all of Lobaye’s equipment.

11. Distress. Whensoever RCA will be entitled to levy distress against the goods and chattels of Lobaye, it may use such force as it may deem necessary for the purpose and for gaining admission to the Equipment without being liable to any action in respect thereof or for any loss or damage occasioned thereby and Lobaye expressly releases RCA from all action, proceedings, claims or demand whatsoever for or an account or in respect of any such forcible entry or any loss or damage sustained by Lobaye in connection therewith.

12. Monthly Tenancy. If Lobaye will remain in possession of the Equipment after termination of the term granted, or any renewal thereof, without further written agreement between RCA and Lobaye, a tenancy from year to year will not be created by the implication of law, but Lobaye will be deemed to be a monthly tenant only at the Rent payable immediately prior to such termination and subject in all other respects to the terms of this lease agreement.

13. Liability of RCA. RCA will not be liable for any damage to any property or person at any time by the Equipment or caused by the Equipment not due to the negligence or wilful act of RCA, its servants or employees.

14. Indemnification. Lobaye will indemnify and save harmless RCA from any and all liabilities, damages, costs, claims, suits or actions which RCA may sustain, incur, or be put to as a direct result of:

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(a)	any breach, violation, or non-performance of any covenant, condition or agreement in this lease agreement and contained on the part of Lobaye, to be fulfilled, kept, observed and performed; or

(b)	the use or occupation by Lobaye of the Equipment in a negligent manner; or
(c)	any environmental concerns re hazardous wastes, arising out of Lobaye’s use of the Equipment.

15. Liens. During the term of this lease agreement, or any renewal thereof, Lobaye will not suffer or permit any builders’ or other liens or encumbrances for work, labour, service or material to be filed against or attached to the Equipment or any portion thereof.

16. Transfer and Assignment of Equipement. RCA will have the right to transfer title to the Equipment at any time or assign its interest under this agreement.

17. Assignment by Lobaye. Lobaye will not have the right to assign or sublet the whole or any part of the Equipment.

18. Mortgage of Equipment. It is agreed by and between the parties hereto that RCA may mortgage the Equipment. It is further agreed that RCA may assign the rents hereunder to such mortgagee and notice to that effect, signed by RCA, will be sufficient authority for Lobaye to pay the rent, or such portion thereof as is assigned to the mortgagee, and the receipt of the mortgagee will be a full and adequate discharge to Lobaye for such payment of Rent.

19. Non-Waiver. The failure of either party to insist upon strict performance of any covenant or condition contained in this lease agreement or to exercise any right or option hereunder will not be construed as a waiver or relinquishment for the future of any such covenant, condition, right or option. The acceptance of any Rent from or the performance of any obligation hereunder by a person other than Lobaye will not be construed as an admission by RCA of any right, title or interest of such person as a sublessee, assignee, transferee or otherwise in the place and stead of Lobaye.

20. Notice. All notices, demands, requests, offers, consents and other communications (the “Communications”), which may or are required to be given by either party to the other will be in writing. All Communications by RCA will be delivered by prepaid registered post addressed to Lobaye at Lobaye’s address shown on page 1 hereof or at such other place as Lobaye may from time to time designate in a written notice to RCA. All Communications will be made by Lobaye to RCA at RCA’s address shown on page 1 hereof or at such other place as RCA may from time to time designate in a written notice to Lobaye. Communications which will be served upon RCA or Lobaye in the manner aforesaid will be deemed sufficiently served or given for all purposes required, and will be deemed to have been served or given as of 12:00 o’clock noon on the third business day following the posting thereof.

21. RCA to Act Reasonably. Wherever in this lease agreement, Lobaye may require the approval, permission, license, consent or leave of RCA, RCA agrees not to unreasonably withhold its approval, permission, license, consent or leave.

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22. Jurisdiction. This lease agreement is governed by the laws of the State of Nevada and must be litigated in the courts of Nevada.

23. Enurement. The covenants and agreements contained in this lease agreement will be binding upon and enure to the benefit of the parties hereto and their successors, administrators, and permitted assigns.

24. Acceptance. Lobaye accepts this lease agreement subject to the conditions, restrictions and covenants herein set forth and implied.

IN WITNESS WHEREOF the parties have hereunto affixed its corporate seal, duly attested by their proper officers authorized in that behalf, as of the day and year first above written.

The corporate seal of RCA
RESOURCES CORPORATION
was hereunto affixed in the presence of
                                C/S
/s/ Didier Llinas

Authorized Signatory

The corporate seal of
LOBAYE GOLD SARL
was hereunto affixed in the presence of
                                C/S
/s/ Didier Llinas

Authorized Signatory

--

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Schedule “A”

Schedule “A” to the lease agreement dated December 15, 2005
between RCA Resources Corporation and Lobaye Gold Sarl

List of Equipment

(number of pages: 1)

Equipement	Number
Excavator Kumatsu 26 Ton with spare-parts 2002 PC 240LC-7 High Cabin, multiarm, 2 cubic metre basket/4.5 ton	1
Wheel-Loader Komatsu with spare-parts 1999 WA740-3 big basket	1
Mercedes-Benz Kipper Trucks 35Ton (6 x 6)	2
Excavator Kumatsu 35 Ton 1997 PC 340, High-pressure cabin, multiarm, 2.8 m3/5 ton	1
Wheel-Loader Komatsu 1997 WA740-3 small basket	1
Mercedes-Benz Kipper Trucks 26Ton (6 x 6)	2
Landrover Range Rover 4x4	1
Toyota Landcruiser 4x4	1
Petrol-Truck 10,000 litres	1
Renault R5	1
Bed-Loader with Truckengine	1
Backup Generator 165 KwH	1
Toolbox Komathsu	1
Box for toolbox	1
Tools (Laboratory)	1
Toolbox (general purpose)	1
Material Gold/Platinum/Palladium Foundry	1
Smelting/purification/bullionforms	1
Diamond/Geol. Soft- and Hardware	1
HP Pavillion Notebook with geol Software	1
SAT-BGAN Modem	1
12 pumps, 12 vibrating engines	12
Container (40 foot)	1
Waste-Disposal Truck with Container	1
20 litre Containers (Bidons)	80
Water-pumps with engine	14
Diesel Electicity Generator	1
Compressor (high-pressure air)	1
Tool-Bank	1
Roof-Air-Conditioning Unit	1
Scale (60 kg)	1
Truck-Spare Tires	8
Mech. Spare Parts (trucks, engines etc.)	1
Conveyer-Belt 25 metres long	1
Fan-Belts - (1 cubic metre)	1
Electrical Engines (for pumps, wash-plant etc.)	14
Car-/Truck jack Platform (Garage) - 3 ton	1

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